Exhibit 99.1
 Engineering AND EXPERT STAFFING Platform For THE POWER AND PROCESS Industries  INVESTOR PRESENTATIONNASDAQ: GVPSeptember 25, 2019

 FORWARD LOOKING STATEMENTSand non-gaap financial measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). References to Adjusted EBITDA exclude non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to Adjusted net income exclude non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.With respect to Adjusted EBITDA on a forward-looking basis and as a combined company following certain recent acquisitions, a reconciliation of the difference between this non-GAAP expectation and the corresponding GAAP measure (expected net income) is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, and certain anticipated cost synergies, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.Unless otherwise indicated, all results of operations and the financial condition of the Company are as of June 30, 2019 and all market data set forth in this presentation is as of September 23, 2019. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  2

WHO IS **GSE SYSTEMS**?

- We provide **engineering** and **highly-skilled personnel** to the global power and process industries

  Performance Improvement Segment

  - We are a market leader in simulation and engineering programs for the nuclear/fossil power industry
  - We provide computer-based tutorials and simulators to the process industry

  Nuclear Training & Consulting Segment

  - We staff nuclear power plants with specialized personnel, primarily in white-collar training and operating roles

- Our solutions **enhance employee and plant performance**, **reduce risk**, **increase revenue** and **lower costs** for clients

Ticker | Exchange	GVP | Nasdaq
Headquarters	Maryland
Number of Employees	~475
Recent price[1] (9/23/19)	$1.93
Shares outstanding	~20M
Market cap[1] (9/23/19)	~$39M
Total cash[1] (6/30/19)	~$10M
Total debt[1] (6/30/19)	~$21M
Enterprise value[1]	~$46M
Revenue (LTM)	~$90M
EV / Revenue[1]	~0.5x

[1] Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 3

 Annual Financial Highlights1,2,3  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)1  +25% CAGR 4  +21% CAGR 4  Adjusted EBITDA (in $M)1  1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix; 2 Only includes Absolute Consulting from September 20, 2017, True North from May 11, 2018 and excludes DP entirely. 3 Fiscal year ended December 31, 2018 is unaudited4 CAGR = Compound Annual Growth Rate   +$11.7M Improvement  +$0.54 Improvement   4

 Pro-Forma Revenue MIX – ~$90M (LTM)      Performance Improvement  Nuclear Training & Consulting  By Segment  By Industry      Nuclear  Fossil      North America  Europe  By Geography      Utilities  Other        By End-User    Asia    Non-Power / Process  5

BUSINESS MODEL – HOW WE MAKE MONEY

	Performance Improvement	Nuclear Training & Consulting	Software[1]
% of Revenue:	~50%	~50%	<5%
Gross Margin:	30-40+%	12-15%	80-90%
Primarily Selling:	Engineering Modeling & Modification Services	Technical / High-Value Staffing	Software
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting:	Percent complete, or as service is performed billing occurs	As service is performed billing occurs	License upon delivery, ratable recognition over life of MX agreement

[1] Software is a component of GSE's Performance Improvement segment

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 6

INVESTMENT HIGHLIGHTS

Aligned, Proven Leadership	▪ Leadership with an "owner/operator" mentality ▪ Experience and skill-set to deliver operational improvements ▪ Track record of building companies through successful M&A transactions
Highly Specialized Platform	▪ Expertise from 40+ years of serving clients in the power and process sectors ▪ Proven and differentiated technology for simulation and training solutions ▪ Difficult-to-replicate technology and base of talented, specialized employees
Blue Chip Client Base	▪ 40+ years serving a high-barrier-to-entry market ▪ Strong, enduring relationships with blue chip power and process companies
Attractive Valuation	▪ Significant discount relative to industry peers
Compelling, Scalable Acquisition Platform	▪ Focused on delivering strong organic growth from underlying core business ▪ Powerful long-term acquisition platform in place to consolidate a fragmented industry
Large Addressable Markets	▪ Landscape targeted for roll-up includes markets with combined size of $4+ billion ▪ Favorable industry drivers: recognition of nuclear as a critical source of resilient baseload energy; aging workforce crisis; rising demand for carbon-free electricity

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 7

GSE SENIOR **LEADERSHIP**



August 2015

Kyle Loudermilk – President & CEO

- 20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University
- Harvard University General Management Program



July 2016

Emmett Pepe – CFO, CPA

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunications industries
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



December 2015

Bahram Meyssami – CTO

- 25 years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, Ph.D Chemical Engineering – University of Maryland



November 2014

Paul Abbott – President, Nuclear Industry Training and Consulting Division

- 33 years of experience in nuclear training, consulting and operations
- Principal of Hyperspring since 2007; former senior reactor operator at two different U.S. nuclear facilities
- Previously served in the U.S. Navy
- BS, Nuclear Engineering Technology – Excelsior College

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **8**

 Highly educated, Specializedemployee base (~475)  9      Performance Improvement  Nuclear Training & Consulting      Nuclear/Fossil  Non-Power / Process  Corporate    Employees ByTechnical Focus  Employees By Industry/Function

 Representative Blue chip customers   x  10  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

 EV/SALES (TTM)1  2-3x  ~1.0x  >5x          EV/EBITDA (TTM)1,2  10-12x  10-12x  >15x          Attractive Valuation relative to PEERS  11      PEERS:  Performance Improvement  Nuclear Training & Consulting  Software  1 Normalized average historical trading multiples for peers2 EBITDA is a non-GAAP financial measure

 Pause in Acquisitions - Focusing on Operations and Organic Growth  12  Today:   We remain committed to delivering long-term profitable growth and increasing shareholder value through both organic and inorganic initiatives.   Past:  Future:

 Long-term Opportunity to utilize GSE as an Acquisition Platform  13  Core focus: understand the vendor ecosystems in our target markets – look for asymmetrical risk/reward acquisitions  $10-50M30-40%70+Fixed price, and time and material contracts   $10-80M12-15% 100+Time and material contracts   $5-15M 75-85%30+ Sale of perpetual license with recurring MX, or SaaS annual subscription   Performance ImprovementTargets  Nuclear Training & Consulting Targets  SoftwareTargets  Typical Rev. Range:Gross Margin:# of Opportunities:Business Model:  $10-60M15-25% 50+Fixed price, and time and material contracts   EPC for Transmission and Distribution

 Landscape Targeted for Roll-Up: Markets of SIGNIFICANT Size   Global Market1  US Market1,2  1 Source: Company estimates based on various publicly available resources and proprietary research2 Only includes white collar labor   Global Market1   Global Market1        Performance ImprovementTargets  Nuclear Training & Consulting Targets  SoftwareTargets  EPC for Transmission and Distribution  14

 What is driving MARKET demand?  Growing awareness of the value and resiliency factor of nuclear power as a source of baseload carbon-free energyWidening skills gap and aging workforce—a significant issue in the US power industryIncreasing demand for carbon-free electricity, such as nuclear powerJapan’s restart of nuclear reactors post-FukushimaInitiatives such as “Delivering the Nuclear Promise” Emerging capex cycle driven by the digitalization of the nuclear industry  15  1 Source: NEI, September 20152 Source: NEI estimates per Power Engineering magazine, February 2015   “Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”1  “39% of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire 20,000 new workers to replace those retiring workers.”2   X

 Nuclear Leads the Way in CO2 Emissions Avoided By the U.S. Power Industry1  16  1Source: Nuclear Energy Institute Inc., Nuclear By The Numbers (March 2019)  Million Metric Tons, 2018  2018 US Emissions-Free Electricity Fuel  CO2 Emissions Avoided by the U.S. Power Industry  Nuclear Energy = Clean Air

 Robust Nuclear INDUSTRY Benefits GSE  17  1Source: International Atomic Energy Agency-Power Reactor Information System (March 2019); 2Source: World Nuclear Association, August 2017  TODAY  NEAR TERM  LONGER TERM  Global nuclear reactor installed base1: 445     Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training   Nuclear reactors under construction1: 53  New nuclear capacity needed by 2050 to meet Harmony vision2: 1000 GW    New simulator sales +Incremental fees for maintenance, re-hosting, retuning, model upgrades  New simulator sales+Incremental fees for maintenance, re-hosting, retuning, model upgrades    Nuclear Units Under Construction by Country  Operable Nuclear Reactors – Top 10 Countries  Projected New Capacity (GW per Year) Required to Meet Harmony Targets3  GSE’s opportunity:

 Existing U.S. Nuclear Fleet has 20-40+ Years of further lifespan  18  Plants here for long term: Assuming an average nuclear plant license spans 60 years, the existing fleet requires 20+ years of continuing services, and 40+ years if and as licenses get extended to 80 years.      The Average U.S. Nuclear Plant is 37 Years Old1  Number of U.S. Nuclear Plants per Age Group1  GSE provides essential services and technology to the aging U.S. nuclear fleet to improve operations, enhance safety and extend plant life.  1Source: The Conversation, August 2018; International Atomic Energy Agency  Years    Lifespan

 Investment CONCLUSIONS  19  GSE is an engineering and expert staffing company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong leadership team aligned with shareholders, driving a new growth plan   Powerful, scalable acquisition platform in place to enhance growth and build shareholder value

 20  Engineering AND EXPERT STAFFING Platform For THE POWER AND PROCESS Industries  Q&A

 21  APPENDIX

GSE SYSTEMS FINANCIAL HISTORY[1]

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2015	2016	2017	2018	6 Months Ended Jun. 30 2018	Jun. 30, 2019
Revenue	56.8	53.1	70.9	92.2	47.6	45.7
Gross Profit	12.9	16.3	18.5	23.1	11.2	10.6
Gross margin	*23%*	*31%*	*26%*	*25%*	*24%*	*23%*
Operating (loss) income	(4.1)	1.6	0.2	1.4	(0.4)	(5.3)
Operating margin	*(7%)*	*3%*	*0%*	*1%*	*(1%)*	*(12%)*
Net (loss) income	(4.7)	1.4	6.6	(0.4)	(0.5)	(4.4)
Diluted EPS	($0.26)	$0.08	$0.33	($0.02)	($0.03)	($0.22)
Diluted shares	17,892,891	18,512,266	19,605,427	19,704,999	19,580,046	19,979,018
EBITDA[2]	(3.0)	2.8	1.5	3.7	0.3	(3.8)
Adjusted EBITDA[2]	1.8	5.0	5.7	7.4	3.2	2.1
Adjusted net income[2]	0.5	4.0	3.0	4.7	2.9	2.6
Adjusted EPS – diluted[2]	$0.03	$0.21	$0.15	$0.24	$0.14	$0.13

Balance Sheet (in $ millions)	Jun. 30, 2019
Cash and cash equivalents	9.7
Current assets	30.9
Total assets	69.0
Current liabilities	20.4
Total debt	20.9
Total stockholders' equity	27.6

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

[2] Non-GAAP financial measure; see GAAP to non-GAAP reconciliation on following pages

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 22

 GSE SYSTEMS eBITDA and Adjusted EBITDA reconciliation (in $ Thousands)1  23  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:  1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017   Adjusted EBITDA Summary  Fiscal Year Ended           6 Months Ended    (in $ thousands)  2015  2016  2017  2018     Jun. 30, 2018  Jun. 30, 2019  Net (loss) income   (4,705)   1,422    6,557    (354)      (515)   (4,361)  Interest (expense) income, net   (88)   (85)   (80)   268       39    524   (Benefit) provision for income taxes   471    350    (6,153)   1,131       (190)   (1,442)  Depreciation and amortization   1,328    1,080    1,146    2,634       944    1,477   EBITDA   (2,994)   2,767    1,470    3,679       278    (3,802)  Loss on impairment   -    -    -    -       -    5,464   Change in fair value of contingent consideration   849    (207)   446    -       -    (1,200)  Write-down of capitalized software development costs   1,538    -    -    -       -    -   Restructuring charges   1,791    490    778    1,269       1,107    2   Stock-based compensation expense   541    1,550    2,472    1,526       1,028    1,036   Impact of the change in fair value of derivative instruments   40    18    (99)   350       247    8   Consulting support for finance restructuring   -    394    -    -       -    -   Bad debt related to customer bankruptcy   -    -    122    85       65    -   Acquisition-related expense   -    -    473    540       491    628   Adjusted EBITDA   1,765    5,012    5,662    7,449       3,216    2,136

 Adjusted Net Income and Adjusted EPS reconciliation (In $ Thousands, except share amounts)1  24  Adjusted Net Income and adjusted earnings (loss) per share (“adjusted EPS”) are not measures of financial performance under generally accepted accounting principles (“GAAP”). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:  1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017  Adjusted Net Income (Loss) Summary  Fiscal Year Ended           6 Months Ended    (in $ thousands, except shares amounts)  2015  2016  2017  2018     Jun. 30, 2018  Jun. 30, 2019  Net (loss) income   (4,705)   1,422    6,557    (354)      (515)   (4,361)  Loss on impairment   -    -    -    -       -    5,464   Change in fair value of contingent consideration   849    (207)   446    -       -    (1,200)  Write-down of capitalized software development costs   1,538    -    -    -       -    -   Restructuring charges   1,791    490    778    1,269       1,107    2   Stock-based compensation expense   541    1,550    2,472    1,526       1,028    1,036   Impact of the change in fair value of derivative instruments   40    18    (99)   350       247    8   Consulting support for finance restructuring   -    394    -    -       -    -   Acquisition-related expense   -    -    473    540       491    628   Amortization of intangible assets related to acquisitions   494    289    335    1,612       462    1,056   Bad debt related to customer bankruptcy   -    -    122    85       65    -   Tax reform impact   -    -    2,497    -       -    -   Release of valuation allowance   -    -    (10,555)   (339)      -    -   Adjusted net income (loss)   548    3,956    3,026    4,689       2,885    2,633   Earnings (loss) per share - diluted   (0.26)   0.08    0.33    (0.02)      (0.03)   (0.22)  Adjusted earnings (loss) per share - diluted   0.03    0.21    0.15    0.24       0.14    0.13   Weighted average shares outstanding - diluted   17,892,891    18,512,266    19,605,427    19,922,151       19,920,034    20,154,866

CONTACTS

GSE SYSTEMS

Kyle Loudermilk, CEO

(410) 970-7800

kyle.loudermilk@gses.com

THE EQUITY GROUP INC.

TRUSTED PARTNERS IN IR SINCE 1974

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com

Devin Sullivan

(212) 836-9608

dsullivan@equityny.com

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **25**